SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2003

ECHOSTAR COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in charter)

NEVADA (State or other jurisdiction of incorporation)	0-26176 (Commission File Number)	88-0336997 (IRS Employer Identification No.)

5701 S. SANTA FE DRIVE LITTLETON, COLORADO (Address of principal executive offices)	80120 (Zip Code)

Registrant’s telephone number, including area code:	(303) 723-1000

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

Exhibit Number	Description

99.1	Press Release dated August 13, 2003 announcing financial results for the fiscal quarter ended June 30, 2003

Item 12. Results of Operations and Financial Condition

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On August 13, 2003, EchoStar Communications Corporation issued a press release announcing its financial results for the fiscal quarter ended June 30, 2003. A copy of the press release is furnished herewith as Exhibit 99.1.

The press release includes the non-GAAP financial measure free cash flow. EchoStar defines free cash flow as Net cash flows from operating activities less Purchases of property and equipment. EchoStar believes free cash flow is an important metric because it measures during a given period the amount of cash generated that is available for debt obligations and investments other than purchases of property and equipment. Free cash flow is not a measure determined in accordance with accounting principles generally accepted in the United States, or GAAP, and should not be considered a substitute for Operating income, Net income, Net cash flows from operating activities or any other measure determined in accordance with GAAP. EchoStar believes this non-GAAP liquidity measure is useful in addition to the most directly comparable GAAP measure of Net cash flows from operating activities because free cash flow includes investments in operational assets. Free cash flow does not represent residual cash available for discretionary expenditures, since it excludes cash required for debt service. Free cash flow also excludes cash which may be necessary for acquisitions, investments and other needs that may arise. Operating asset and liability balances can fluctuate significantly from period to period and there can be no assurance that free cash flow will not be negatively impacted by material changes in operating assets and liabilities in future periods, since these changes depend upon, among other things, the timing of payments and receipts and inventory levels. In addition to fluctuations resulting from changes in operating assets and liabilities, free cash flow can vary significantly from period to period depending upon, among other things, subscriber growth, subscriber revenue, subscriber churn, operating efficiencies, increases or decreases in purchases of property and equipment and other factors. Free cash flow is a supplemental non-GAAP measures and should not be considered in isolation or as substitutes for measures of performance prepared in accordance with generally accepted accounting principles.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR COMMUNICATIONS CORPORATION (Registrant)

Dated: August 13, 2003	By:	/s/ Michael R. McDonnell Michael R. McDonnell Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated August 13, 2003 announcing financial results for the fiscal quarter ended June 30, 2003.